EXHIBIT 3.1.19

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                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
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                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)

                    X    Business Corporation  (ss 1915)
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   2072587        -----  Nonprofit Corporation (ss 5915)
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-------------------------------------         DOCUMENT WILL BE RETURNED TO THE
Name                                          NAME AND ADDRESS YOU ENTER TO
                                              THE LEFT.
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Address                                 <---------

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City          State     Zip Code

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Fee: $70                        ------------------------------------------------
...........                      Filed in the Department of State on
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                                          Secretary of the Commonwealth

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     In compliance with the requirements of the applicable  provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

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1. The Name of the corporation is:

USA TECHNOLOGIES, INC.
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2.   The (a) address of this  corporation's  current  registered  office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department)


(a) Number and Street            City      State     Zip      County
100 DEERFIELD LANE, SUITE 140   MALVERN      PA     19355      CHESTER
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(b) Name of Commercial Registered Office Provider         County
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c/o
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3.   The statute by or under which it was incorporated: BUSINESS CORPORATION LAW
     OF 1988

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4.   The date of its incorporation: JANUARY 16, 1992

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5.   Check, and if appropriate complete, one of the following:

X The amendment shall be effective upon filing these Articles of Amendment in the Department of State


__   The amendment shall be effective on:               at
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                                            Date                  Hour

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6.   check one of the following :

X The amendment was adopted by shareholders pursuant to 15 Pa.C.S. ss 1914(a) and (b) or ss 5914(a).

__ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss 1914(c) or ss 5914(b)

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7.   Check , and if appropriate, complete on of the following:

__   The amendment adopted by the corporation, set forth in full, is as follows.

X The amendment adopted by the corporation, is set forth in full in Exhibit A attached hereto and made a part hereof.

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8.   Check if the amendment restated the Article:

__ The restated Article of Incorporation supersede the original articles and all amendments thereto.

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                                  IN TESTIMONY WHEREOF, the undersigned
                                  has caused this Application for
                                  Registration to be signed by a duly
                                  authorized officer thereof this

                                    16th   day   of    January 2004
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                                            USA TECHNOLOGIES, INC.
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                                    Name of Corporation Limited Partnership

                                      /s/ George R. Jensen, Jr.
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                                      George R. Jensen, Signature

                                      Chief Executive Officer
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                                                   Title

                                    EXHIBIT A
                                     TO THE
                          ARTICLES OF AMENDEMNT TO THE

                            ARTICLES OF INCORPORATION
                                       OF
                               TECHNOLOGIES, INC.

         Paragraph (A) Classes of stock of Article 4 of the Articles of Incorporation of the Company shall be amended and restated to read in full as follows:

                  "A) Classes of stock. The aggregated  number
                  of shares which the  corporation  shall have
                  authority  to issue is  476,800,000  shares,
                  consisting of  475,000,000  shares of Common
                  Stock,  without  par  value,  and  1,800,000
                  shares of Series Preferred Stock, without par value."